UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: January 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INSTITUTIONAL TRUST

WESTERN ASSET SMASh SERIES M FUND

FORM NQ

JANUARY 31, 2014

WESTERN ASSET SMASH SERIES M FUND

Schedule of investments (unaudited)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES - 48.1%
FHLMC - 3.9%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	2/19/29-2/13/44	$6,300,000	$6,397,609	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	2.480%	2/1/32	4,799	5,148	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	11/1/35-12/1/38	160,918	176,468
Federal Home Loan Mortgage Corp. (FHLMC)	2.672%	5/1/37	137,022	147,824	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	9/1/39	445,258	503,333
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	11/1/39	827,042	913,000
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	4/1/43-8/1/43	295,535	306,635
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	10/1/36	117,707	131,853
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	12/1/38	879,103	965,771
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	3/1/39	129,518	140,961
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	4/1/43	586,440	590,044
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	6/1/43-7/1/43	586,747	615,294

Total FHLMC				10,893,940

FNMA - 29.6%
Federal National Mortgage Association (FNMA)	3.000%	2/19/29-2/13/44	15,000,000	15,413,343	(a)
Federal National Mortgage Association (FNMA)	4.500%	11/1/31-11/1/41	911,249	980,262
Federal National Mortgage Association (FNMA)	2.310%	5/1/32	26,664	26,905	(b)
Federal National Mortgage Association (FNMA)	1.814%	1/1/33	55,030	57,235	(b)
Federal National Mortgage Association (FNMA)	6.000%	4/1/33-12/1/47	822,191	902,854
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-5/1/41	1,597,497	1,749,296
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-8/1/37	120,531	132,902
Federal National Mortgage Association (FNMA)	6.500%	11/1/37-5/1/40	2,354,422	2,661,279
Federal National Mortgage Association (FNMA)	7.000%	2/1/39	183,725	204,178
Federal National Mortgage Association (FNMA)	3.500%	8/1/42-5/1/43	2,866,089	2,885,582
Federal National Mortgage Association (FNMA)	4.000%	10/1/42-7/1/43	2,802,951	2,938,364
Federal National Mortgage Association (FNMA)	4.000%	2/13/44	21,300,000	22,318,406	(a)
Federal National Mortgage Association (FNMA)	4.500%	2/13/44	22,800,000	24,467,250	(a)
Federal National Mortgage Association (FNMA)	5.000%	2/13/44	6,300,000	6,884,474	(a)

Total FNMA				81,622,330

GNMA - 14.6%
Government National Mortgage Association (GNMA)	6.000%	8/20/37-12/20/41	3,075,509	3,460,189
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	1,358,971	1,480,949
Government National Mortgage Association (GNMA)	5.000%	7/20/40-11/20/40	138,365	152,699
Government National Mortgage Association (GNMA)	3.500%	2/20/44	14,800,000	15,245,250	(a)
Government National Mortgage Association (GNMA)	4.000%	2/20/44	3,000,000	3,181,523	(a)
Government National Mortgage Association (GNMA)	4.500%	2/20/44	3,600,000	3,908,250	(a)
Government National Mortgage Association (GNMA) II	6.000%	7/20/38-6/20/41	2,963,077	3,338,680
Government National Mortgage Association (GNMA) II	4.500%	4/20/41-7/20/41	8,691,752	9,470,929

Total GNMA				40,238,469

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $131,523,070)				132,754,739

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 17.2%
ACE Securities Corp., 2005-SD3 A	0.558%	8/25/45	$6,927	$6,923	(b)
ACE Securities Corp., 2006-GP1 A	0.418%	2/25/31	14,989	14,064	(b)
AFC Home Equity Loan Trust, 2002-2 2A	0.858%	6/25/30	26,935	23,148	(b)
Ameriquest Mortgage Securities Inc., 2005-R9 A2C	0.508%	11/25/35	1,341,134	1,249,744	(b)
Amortizing Residential Collateral Trust, 2002-BC1M A	0.845%	1/1/32	52,873	46,980	(b)(c)
Amortizing Residential Collateral Trust, 2004-1 A5	1.158%	10/25/34	532,874	525,523	(b)
Apidos CDO, 2013-16A A1	1.706%	1/19/25	1,000,000	993,000	(b)(d)
Apidos CDO, 2013-16A B	3.056%	1/19/25	1,900,000	1,888,600	(b)(d)
Argent Securities Inc., 2003-W3 M1	1.283%	9/25/33	274,201	267,109	(b)
Argent Securities Inc., 2004-W5 AV3B	1.058%	4/25/34	232,644	227,694	(b)
Argent Securities Inc., 2006-M3 A2C	0.318%	10/25/36	5,612,726	2,523,145	(b)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	517,217	560,202	(b)
Bayview Financial Asset Trust, 2007-SR1A M2	1.058%	3/25/37	1,078,265	846,438	(b)(d)
Bear Stearns Asset-Backed Securities Trust, 2006-1 A	0.438%	2/25/36	38,539	38,150	(b)
Carlyle Global Market Strategies, 2013-4A A1	1.708%	10/15/25	410,000	410,000	(b)(d)
Carlyle Global Market Strategies, 2013-4A C	3.038%	10/15/25	250,000	242,510	(b)(d)
CDC Mortgage Capital Trust, 2002-HE1 A	0.778%	1/25/33	24,613	23,944	(b)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2002-4 2A1	0.898%	10/25/32	7,725	7,327	(b)
CIT Group Securitization Corp., 1995-2 B	7.650%	5/15/26	1,676,895	1,758,102
Countrywide Asset-Backed Certificates, 2002-BC1	0.818%	4/25/32	58,043	39,164	(b)
Countrywide Asset-Backed Certificates, 2003-2 3A	0.658%	8/26/33	110,975	99,658	(b)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.488%	7/25/36	152,261	112,177	(b)(d)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.058%	10/25/47	54,409	47,405	(b)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.358%	2/25/37	176,888	119,151	(b)(d)
Countrywide Home Equity Loan Trust, 2004-0 2A	0.440%	2/15/34	20,225	15,461	(b)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	863,000	926,416	(d)
CWABS Revolving Home Equity Loan Trust, 2004-S 1A	0.400%	2/15/30	1,429,322	1,222,312	(b)
EMC Mortgage Loan Trust, 2004-C A1	0.708%	3/25/31	124,718	119,264	(b)(d)
EMC Mortgage Loan Trust, 2006-A A1	0.608%	12/25/42	264,174	247,619	(b)(d)
Fieldstone Mortgage Investment Corp., 2004-4 M3	2.108%	10/25/35	2,720,000	2,242,915	(b)
Flatiron CLO Ltd., 2013-1A A1	1.690%	1/17/26	400,000	397,960	(b)(c)(d)
Flatiron CLO Ltd., 2013-1A B	3.040%	1/17/26	250,000	244,175	(b)(c)(d)
Fremont Home Loan Trust, 2006-B 2A2	0.258%	8/25/36	30,945	12,422	(b)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.908%	2/25/31	50,382	48,374	(b)(d)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.368%	11/25/36	64,089	51,196	(b)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.338%	12/25/36	71,195	61,297	(b)
Greenpoint Manufactured Housing, 1999-2 A2	2.920%	3/18/29	290,000	254,194	(b)
Greenpoint Manufactured Housing, 1999-3 2A2	3.555%	6/19/29	400,000	364,250	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.665%	2/20/30	200,000	173,664	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.670%	2/20/32	100,000	91,619	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.667%	3/13/32	600,000	540,292	(b)
GSAMP Trust, 2003-SEA A1	0.558%	2/25/33	88,859	82,956	(b)
GSAMP Trust, 2004-AR1 M1	1.133%	6/25/34	2,150,000	2,002,837	(b)
GSAMP Trust, 2004-SEA2 A2B	0.708%	3/25/34	45,691	45,774	(b)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.458%	9/25/36	475,265	449,239	(b)(d)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	100,000	104,213	(d)
Lehman XS Trust, 2005-5N 1A1	0.458%	11/25/35	71,561	63,120	(b)
Lehman XS Trust, 2006-2N 1A1	0.418%	2/25/46	87,140	66,226	(b)

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 17.2% (continued)
Lehman XS Trust, 2006-4N A2A	0.378%	4/25/46	$199,093	$146,993	(b)
MASTR Asset-Backed Securities Trust, 2003-OPT1 M2	2.933%	12/25/32	710,415	691,898	(b)
MASTR Asset-Backed Securities Trust, 2006-HE4 A3	0.308%	11/25/36	4,573,066	2,010,889	(b)
Morgan Stanley Mortgage Loan Trust, 2007-2AX 2A1	0.248%	12/25/36	47,185	25,517	(b)
Origen Manufactured Housing, 2006-A A2	2.664%	10/15/37	1,187,835	1,011,339	(b)
Origen Manufactured Housing, 2007-A A2	2.485%	4/15/37	1,514,541	1,255,878	(b)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.938%	1/25/31	11,022	7,201	(b)
Provident Bank Home Equity Loan Trust, 2002-2 A2	0.698%	8/25/31	15,360	10,086	(b)
RAAC Series, 2006-RP3 A	0.428%	5/25/36	38,638	33,962	(b)(d)
RAAC Series, 2006-SP1 M1	0.558%	9/25/45	2,160,000	1,547,150	(b)
RAAC Series, 2007-RP1 A	0.448%	5/25/46	165,689	147,750	(b)(d)
Renaissance Home Equity Loan Trust, 2003-1 A	1.018%	6/25/33	11,730	11,158	(b)
Renaissance Home Equity Loan Trust, 2003-2 A	1.038%	8/25/33	773,158	731,547	(b)
Renaissance Home Equity Loan Trust, 2007-3 AV2	1.158%	9/25/37	534,028	431,281	(b)
Renaissance Home Equity Loan Trust, 2007-3 AV3	1.958%	9/25/37	2,338,097	1,840,788	(b)
Residential Asset Mortgage Products Inc., 2002-RS6 AII	1.058%	11/25/32	4,008	3,443	(b)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.838%	3/25/33	1,827	1,621	(b)
Residential Asset Mortgage Products Inc., 2004-KR1 MI1	1.028%	4/25/34	2,382,278	2,065,816	(b)(c)(d)
Residential Asset Mortgage Products Inc., 2004-KR1 MI2	2.138%	4/25/34	867,760	270,177	(b)(c)(d)
Residential Asset Mortgage Products Inc., 2004-KR1 MII1	0.908%	4/25/34	1,964,523	1,661,201	(b)(c)(d)
Residential Asset Mortgage Products Inc., 2004-KR1 MII2	1.733%	4/25/34	1,008,919	591,207	(b)(c)(d)
Residential Asset Mortgage Products Inc., 2004-RZ3 MII2	1.808%	9/25/34	1,177,086	1,098,426	(b)
Residential Asset Mortgage Products Inc., 2006-RZ4 A3	0.428%	10/25/36	1,470,000	1,156,327	(b)
Residential Funding Securities Corp., 2002-RP2 A1	1.658%	10/25/32	6,098	5,478	(b)(d)
Saranac CLO I Ltd., 2013-1A A1A	1.789%	10/26/24	400,000	398,000	(b)(d)
Securitized Asset-Backed Receivables LLC, 2006-FR3 A2	0.298%	5/25/36	22,904	12,795	(b)
Shackleton CLO Ltd., 2013-4A B1	2.244%	1/13/25	900,000	894,240	(b)(c)(d)
Shackleton CLO Ltd., 2013-4A C	3.244%	1/13/25	250,000	249,150	(b)(c)(d)
Southern Pacific Secured Assets Corp., 1998-2 A1	0.498%	7/25/29	2,563	2,303	(b)
Structured Asset Investment Loan Trust, 2005-HE1 M2	0.878%	7/25/35	2,300,000	1,772,743	(b)
Structured Asset Securities Corp., 2001-SB1 A2	3.375%	8/25/31	1,493,483	1,473,032
Structured Asset Securities Corp., 2004-SC1	8.376%	12/25/29	29,343	28,537	(b)(d)
Structured Asset Securities Corp., 2005-4XS 2A1A	1.915%	3/25/35	35,346	36,285	(b)
Structured Asset Securities Corp., 2005-WF1 A3	0.818%	2/25/35	657,143	640,248	(b)
Structured Asset Securities Corp., 2007-BC3 1A2	0.298%	5/25/47	100,000	88,508	(b)
Structured Asset Securities Corp., 2007-TC1 A	0.458%	4/25/31	40,995	38,428	(b)(d)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.588%	3/25/37	401,892	392,744	(b)(d)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	154,553	156,019
Venture CDO Ltd., 2013-15A B1	2.330%	7/15/25	1,800,000	1,777,500	(b)(c)(d)
Venture CDO Ltd., 2013-15A C	3.380%	7/15/25	750,000	742,875	(b)(c)(d)

TOTAL ASSET-BACKED SECURITIES (Cost - $44,091,153)				47,358,493

COLLATERALIZED MORTGAGE OBLIGATIONS - 26.2%
ACRE Commercial Mortgage Trust	3.160%	6/15/30	270,000	270,570	(b)(d)

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 26.2% (continued)
ACRE Commercial Mortgage Trust	4.560%	6/15/30	$690,000	$691,446	(b)(d)
American Home Mortgage Assets, 2006-2 2A1	0.348%	9/25/46	76,538	56,104	(b)
American Home Mortgage Investment Trust, 2005-1 1A3	0.468%	6/25/45	4,103,930	3,253,107	(b)
ARM Trust, 2005-10 1A21	2.711%	1/25/36	26,482	24,072	(b)
Banc of America Commercial Mortgage Inc., 2006-1 AM	5.421%	9/10/45	195,000	210,143	(b)
Banc of America Commercial Mortgage Inc., 2006-5 AM	5.448%	9/10/47	170,000	182,864
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	1,526	1,616
Banc of America Funding Corp., 2004-B 3A2	2.836%	12/20/34	17,066	10,389	(b)
Banc of America Funding Corp., 2005-E 8A1	2.393%	6/20/35	77,305	50,599	(b)
BCAP LLC Trust, 2006-AA1 A1	0.348%	10/25/36	1,094,847	814,800	(b)
Bear Stearns Alt-A Trust, 2004-10 1A3	1.158%	9/25/34	373,739	373,251	(b)
Bear Stearns ARM Trust, 2004-10 15A1	2.659%	1/25/35	37,124	38,136	(b)
Bear Stearns ARM Trust, 2004-10 31A1	2.736%	1/25/35	48,490	47,729	(b)
CD Commercial Mortgage Trust, 2006-CD2 AM	5.354%	1/15/46	200,000	215,290	(b)
CD Commercial Mortgage Trust, 2007-CD5 AMA	6.118%	11/15/44	230,000	259,227	(b)
Chevy Chase Mortgage Funding Corp., 2004-1A A1	0.438%	1/25/35	126,590	113,605	(b)(d)
COBALT CMBS Commercial Mortgage Trust, 2007-C2 AMFX	5.526%	4/15/47	340,000	376,044	(b)
Commercial Mortgage Lease-Backed Certificates, 2001-CMLB A1	6.746%	6/20/31	486,125	509,239	(d)
Commercial Mortgage Pass-Through Certificates, 2012-CR3 A3	2.822%	10/15/45	40,000	38,404
Commercial Mortgage Pass-Through Certificates, 2013-CR11 AM	4.715%	10/10/46	195,000	207,824	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 A4	4.046%	10/10/46	810,000	838,502
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	360,000	370,604
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	160,000	164,501	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.086%	10/10/46	80,000	81,984	(b)
Commercial Mortgage Pass-Through Certificates, 2013-WWP A2	3.424%	3/10/31	230,000	225,304	(d)
Countrywide Alternative Loan Trust, 2005-17 2A1	0.398%	7/25/35	97,619	82,612	(b)
Countrywide Alternative Loan Trust, 2005-24 1A1	1.444%	7/20/35	1,315,810	996,940	(b)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.387%	7/20/35	73,090	63,638	(b)
Countrywide Alternative Loan Trust, 2005-57CB 4A3	5.500%	12/25/35	1,314,591	1,164,763
Countrywide Alternative Loan Trust, 2005-62 1A1	0.458%	12/25/35	1,038,833	869,880	(b)
Countrywide Alternative Loan Trust, 2006-0A02 A5	0.387%	5/20/46	142,233	88,897	(b)
Countrywide Alternative Loan Trust, 2007-0A2 2A1	0.288%	3/25/47	119,357	79,394	(b)
Countrywide Home Loans, 2004-R1 1AF	0.558%	11/25/34	660,072	606,206	(b)(d)
Countrywide Home Loans, 2005-R3 AF	0.558%	9/25/35	615,642	560,298	(b)(d)
Countrywide Home Loans, 2006-R2 AF1	0.578%	7/25/36	876,516	770,306	(b)(d)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.458%	5/25/35	95,487	88,226	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.518%	3/25/35	1,025,499	949,473	(b)(d)
Credit Suisse Commercial Mortgage Trust, 2007-C2 AM	5.615%	1/15/49	489,000	526,650	(b)
Credit Suisse First Boston Mortgage Securities Corp., 2001-28 1A1	0.808%	11/25/31	92,827	76,281	(b)
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.642%	6/25/34	21,013	20,745	(b)

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 26.2% (continued)
Extended Stay America Trust, 2013-ESH7 A27	2.958%	12/5/31	$180,000	$178,266	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.340%	7/15/37	1,995,790	340,840	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.790%	10/15/41	1,526,032	305,949	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	119,074	132,195
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.665%	7/25/21	5,178,549	512,684	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.197%	4/25/20	5,797,733	320,252	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.664%	6/25/20	2,230,141	179,147	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.489%	8/25/20	635,529	46,307	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.445%	12/25/21	1,245,769	109,300	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K024 X1, IO	0.903%	9/25/22	994,305	59,731	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.378%	6/25/21	8,064,645	596,368	(b)
Federal National Mortgage Association (FNMA), 2010-100 CS, IO	6.492%	9/25/40	2,088,049	375,952	(b)
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.372%	12/25/40	213,886	24,774	(b)
Federal National Mortgage Association (FNMA), 2010-150 SK, IO	6.372%	1/25/41	448,434	70,818	(b)
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	458,817	511,158
Federal National Mortgage Association (FNMA), 2011-063 SW, IO	6.522%	7/25/41	182,404	24,834	(b)
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	66,700	74,619
Federal National Mortgage Association (FNMA), 2012-075 AO, PO	0.000%	3/25/42	80,667	70,511
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.442%	7/25/42	376,623	72,669	(b)
Federal National Mortgage Association (FNMA), 2012-093 UI, IO	3.000%	9/25/27	2,263,122	278,085
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	481,193	534,585
Federal National Mortgage Association (FNMA), 2013-010 SJ, IO	5.992%	2/25/43	1,124,334	252,929	(b)
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	90,895	15,900
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	25,708	4,590
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	26,383	4,135	(b)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	30,041	4,886	(b)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	41,608	6,191

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 26.2% (continued)
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	$70,012	$12,427
Federal National Mortgage Association (FNMA), 407 C10, IO	5.000%	1/25/38	255,394	45,558
Federal National Mortgage Association (FNMA), 409 C02, IO	3.000%	4/25/27	710,520	90,642
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	382,397	79,109
FREMF Mortgage Trust, 2013-KF02 C	4.158%	12/25/45	174,681	183,865	(b)(d)
GMAC Mortgage Corp. Loan Trust, 2006-AR1 1A1	2.920%	4/19/36	1,897,033	1,671,720	(b)
Government National Mortgage Association (GNMA), 2009-106 SC, IO, PAC	6.193%	11/20/39	1,238,658	194,649	(b)
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC	6.343%	3/20/39	63,469	9,713	(b)
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	6.493%	1/20/40	194,092	33,740	(b)
Government National Mortgage Association (GNMA), 2011-140 AI, IO	4.000%	10/16/26	562,948	70,399
Government National Mortgage Association (GNMA), 2011-H01 AF	0.618%	11/20/60	1,265,940	1,245,323	(b)
Government National Mortgage Association (GNMA), 2011-H11 FB	0.668%	4/20/61	1,976,513	1,974,596	(b)
GS Mortgage Securities Trust, 2007-GG10 A4	5.806%	8/10/45	450,000	496,958	(b)
GS Mortgage Securities Trust, 2013-GC16 A4	4.271%	11/10/46	2,060,000	2,173,600
GS Mortgage Securities Trust, 2013-GC16 AS	4.649%	11/10/46	740,000	786,650
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	590,000	624,232	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.508%	1/25/35	2,170,434	1,840,899	(b)(d)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.508%	3/25/35	1,114,034	954,263	(b)(d)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.508%	9/25/35	568,495	477,289	(b)(d)
GSR Mortgage Loan Trust, 2004-14 3A2	2.761%	12/25/34	42,277	38,933	(b)
GSR Mortgage Loan Trust, 2005-AR3 1A1	0.598%	5/25/35	87,317	80,557	(b)
HarborView Mortgage Loan Trust, 2006-02	2.699%	2/25/36	120,294	95,287	(b)
HarborView Mortgage Loan Trust, 2006-13 A	0.337%	11/19/46	179,964	127,399	(b)
HarborView Mortgage Loan Trust, 2007-4 2A1	0.377%	7/19/47	94,790	82,361	(b)
HarborView Mortgage Loan Trust, 2007-7 2A1A	1.158%	10/25/37	132,307	122,816	(b)
Homebanc Mortgage Trust, 2004-2 A1	0.898%	12/25/34	1,028,740	976,685	(b)
IMPAC Secured Assets Corp., 2005-2 A1	0.478%	3/25/36	317,330	222,681	(b)
IMPAC Secured Assets Corp., 2007-2 2A	0.408%	4/25/37	1,361,372	1,286,624	(b)
Indymac Index Mortgage Loan Trust, 2005-AR14 2A1A	0.458%	7/25/35	54,570	49,619	(b)
Indymac Index Mortgage Loan Trust, 2006-AR06 2A1A	0.358%	6/25/47	104,949	81,066	(b)
Indymac Index Mortgage Loan Trust, 2007-AR07 1A1	2.799%	11/25/37	251,608	235,598	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 AS	4.420%	11/15/45	830,000	866,656
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.081%	11/15/45	340,000	350,061	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 AM	5.874%	2/12/51	1,910,000	2,173,855	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN A	1.560%	10/15/30	1,290,000	1,291,883	(b)(d)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN B	2.310%	10/15/30	1,180,000	1,183,091	(b)(d)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN C	2.710%	10/15/30	990,000	992,687	(b)(d)
JPMorgan Mortgage Trust, 2005-A6 3A3	2.770%	9/25/35	1,760,000	1,646,063	(b)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,246,532	1,077,201
La Hipotecaria SA, 2007-1GA A	5.023%	12/23/36	326,256	323,401	(b)(d)

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 26.2% (continued)
LB Commercial Conduit Mortgage Trust, 2007-C3 AM	5.892%	7/15/44	$2,390,000	$2,685,093	(b)
LB-UBS Commercial Mortgage Trust, 2007-C7 AM	6.171%	9/15/45	2,380,000	2,743,782	(b)
Luminent Mortgage Trust, 2006-2 A1A	0.358%	2/25/46	105,183	77,218	(b)
Luminent Mortgage Trust, 2006-4 A1A	0.348%	5/25/46	91,453	69,736	(b)
Luminent Mortgage Trust, 2006-7 2A1	0.328%	12/25/36	47,748	37,552	(b)
MASTR ARM Trust, 2004-4 3A1	2.515%	5/25/34	111,319	111,956	(b)
MASTR ARM Trust, 2005-7 3A1	2.217%	9/25/35	130,705	95,795	(b)
MASTR ARM Trust, 2007-R5 A1	2.525%	11/25/35	1,304,509	901,361	(b)(d)
Merrill Lynch Alternative Note Asset Trust, 2007-OAR1 A1	0.328%	2/25/37	2,030,640	1,861,597	(b)
Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	2.690%	3/25/36	1,316,480	1,011,128	(b)
Merrill Lynch Mortgage Trust, 2007-C1 A4	5.841%	6/12/50	240,000	267,800	(b)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.894%	8/12/49	340,000	382,952	(b)
MLCC Mortgage Investors Inc., 2003-G XA2, IO	0.984%	1/25/29	186,662	4,540	(b)(c)(e)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	1.884%	8/15/45	1,629,087	153,330	(b)(d)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 A4	2.918%	2/15/46	210,000	202,076
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 AS	3.214%	2/15/46	222,000	212,387
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C09 AS	3.456%	5/15/46	210,000	203,529
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.083%	7/15/46	100,000	104,897	(b)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.418%	3/25/36	409,970	311,342	(b)
Morgan Stanley Mortgage Loan Trust, 2007-6XS 2A1M	0.378%	2/25/47	373,152	121,516	(b)
Prime Mortgage Trust, 2005-2 2A1	6.922%	10/25/32	31,880	34,398	(b)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	2.698%	5/25/35	16,981	16,978	(b)
Regal Trust IV, 1999-1 A	2.457%	9/29/31	5,950	5,572	(b)(d)
Residential Accredit Loans Inc., 2006-QA2 1A1	0.408%	2/25/36	766,951	516,440	(b)
Residential Accredit Loans Inc., 2006-QO7 3A2	0.363%	9/25/46	2,078,953	1,360,261	(b)
Residential Accredit Loans Inc., 2007-QO1 A1	0.308%	2/25/47	97,888	76,725	(b)
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	70,850	68,053
Structured ARM Loan Trust, 2005-19XS 1A1	0.478%	10/25/35	44,964	39,659	(b)
Structured Asset Mortgage Investments Inc., 2005-AR7 4A1	2.289%	3/25/46	834,008	682,820	(b)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1, IO	0.388%	2/25/36	195,940	157,547	(b)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.368%	4/25/36	180,609	133,646	(b)
Structured Asset Securities Corp., 2003-9A 2A2	2.367%	3/25/33	501,154	498,158	(b)
Structured Asset Securities Corp., 2004-2 4A1	2.520%	3/25/34	328,548	327,744	(b)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.072%	9/25/37	699,783	690,696	(b)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.092%	9/25/37	120,617	127,446	(b)
UBS Barclays Commercial Mortgage Trust, 2012-C4 AS	3.317%	12/10/45	190,000	182,833	(d)
VNO Mortgage Trust, 2012-6AVE A	2.996%	11/15/30	100,000	96,016	(d)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AM	5.383%	12/15/43	190,000	206,115
WaMu Mortgage Pass-Through Certificates, 2007-OA3 2A	0.910%	4/25/47	755,685	599,563	(b)

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 26.2% (continued)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.955%	7/25/47	$2,184,478	$1,948,932	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 2A	2.213%	7/25/47	652,738	483,405	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR11	2.434%	10/25/34	854,805	853,112	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.478%	1/25/45	70,729	69,653	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A2A3	0.558%	1/25/45	303,946	285,359	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.478%	7/25/45	246,809	235,435	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.438%	11/25/45	76,575	69,017	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.428%	12/25/45	91,599	86,203	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.448%	12/25/45	137,398	128,638	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR11 1A	1.099%	9/25/46	158,546	140,240	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR06 2A	1.100%	8/25/46	4,035,805	2,793,359	(b)
WF-RBS Commercial Mortgage Trust, 2012-C7 XA, IO	1.590%	6/15/45	498,476	47,345	(b)(d)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $68,231,317)				72,268,449

CORPORATE BONDS & NOTES - 1.3%
FINANCIALS - 1.3%
Capital Markets - 0.3%
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	836,000	775,663	(d)

Commercial Banks - 0.7%
Achmea Hypotheekbank NV, Senior Notes	3.200%	11/3/14	397,000	405,476	(d)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	400,000	454,000	(b)(d)(f)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	1,180,000	1,235,397	(d)

Total Commercial Banks				2,094,873

Diversified Financial Services - 0.3%
Citigroup Inc., Senior Notes	5.500%	10/15/14	756,000	782,007

TOTAL CORPORATE BONDS & NOTES (Cost - $3,582,140)				3,652,543

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 3.5%
U.S. Government Agencies - 3.2%
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.581%	3/1/33	156,006	165,128	(b)
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	7,960,000	6,892,277
Federal National Mortgage Association (FNMA), Senior Bonds	6.250%	5/15/29	1,050,000	1,360,873
Tennessee Valley Authority, Notes	5.250%	9/15/39	350,000	393,887

Total U.S. Government Agencies				8,812,165

U.S. Government Obligations - 0.3%
U.S. Treasury Notes	0.250%	10/31/15	170,000	169,947
U.S. Treasury Notes	2.375%	12/31/20	210,000	213,470
U.S. Treasury Notes	2.750%	11/15/23	550,000	554,039

Total U.S. Government Obligations				937,456

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $9,503,371)				9,749,621

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $256,931,051)				$265,783,845

SHORT-TERM INVESTMENTS - 37.2%
U.S. Government Agencies - 1.9%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $5,165,895)	0.100%	4/21/14	$5,167,000	5,166,669	(g)

U.S. Government Obligations - 13.4%
U.S. Treasury Bills (Cost - $36,998,582)	0.058%	2/27/14	37,000,000	36,998,582	(g)

Repurchase Agreements - 21.9%
Barclays Capital Inc. repurchase agreement dated 1/31/14; Proceeds at maturity - $26,000,022; (Fully collateralized by U.S. government obligations, 0.750% due 10/31/17; Market value -$26,520,120)	0.010%	2/3/14	26,000,000	26,000,000
State Street Bank & Trust Co. repurchase agreement dated 1/31/14; Proceeds at maturity - $34,354,000; (Fully collateralized by U.S. government obligations, 2.375% due 10/31/14; Market value - $35,044,433)	0.000%	2/3/14	34,354,000	34,354,000

Total Repurchase Agreements (Cost - $60,354,000)				60,354,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $102,518,477)				102,519,251

TOTAL INVESTMENTS - 133.5% (Cost - $359,449,528#)				368,303,096
Liabilities in Excess of Other Assets - (33.5)%				(92,410,204)

TOTAL NET ASSETS - 100.0%				$275,892,892

(a)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Illiquid security.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
CMT	— Constant Maturity Treasury
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 10-Year Notes, Call	2/21/14	$126.50	33	$10,313
U.S. Treasury 10-Year Notes, Call	2/21/14	126.00	25	12,500
U.S. Treasury 10-Year Notes, Call	3/21/14	125.00	34	18,594
U.S. Treasury 10-Year Notes, Call	3/21/14	124.50	42	31,500
U.S. Treasury 10-Year Notes, Put	2/21/14	125.00	8	1,875
U.S. Treasury 10-Year Notes, Put	2/21/14	125.50	17	5,844
U.S. Treasury 10-Year Notes, Put	2/21/14	124.50	86	18,812
U.S. Treasury 10-Year Notes, Put	3/21/14	122.00	8	2,250

See Notes to Schedule of Investments.

WESTERN ASSET SMASH SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2014

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 10-Year Notes, Put	3/21/14	123.00	84	34,125

TOTAL WRITTEN OPTIONS (Premiums received - $138,108)				$135,813

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset SMASh Series M Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

Notes to Schedule of Investments (unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Mortgage-backed securities	—	$132,754,739	—	$132,754,739
Asset-backed securities	—	43,052,593	$4,305,900	47,358,493
Collateralized mortgage obligations	—	72,263,909	4,540	72,268,449
Corporate bonds & notes	—	3,652,543	—	3,652,543
U.S. government & agency obligations	—	9,749,621	—	9,749,621

Total long-term investments	—	$261,473,405	$4,310,440	$265,783,845

Short-term investments†	—	102,519,251	—	102,519,251

Total investments	—	$363,992,656	$4,310,440	$368,303,096

Other financial instruments:
Futures contracts	$1,092,399	—	—	$1,092,399

Total	$1,092,399	$363,992,656	$4,310,440	$369,395,495

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$135,813	—	—	$135,813
Futures contracts	42,149	—	—	42,149

Total	$177,962	—	—	$177,962

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Notes to Schedule of Investments (unaudited) (continued)

INVESTMENTS IN SECURITIES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of October 31, 2013	—	$341,201	$2,103,953	$2,445,154
Accrued premiums/discounts	$681	22	—	703
Realized gain (loss)(1)	6,396	81	—	6,477
Change in unrealized appreciation
(depreciation)(2)	2,768	327	—	3,095
Purchases	5,391,625	—	—	5,391,625
Sales	(1,095,570)	(13,690)	(2,103,953)	(3,213,213)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3(3)	—	(323,401)	—	(323,401)

Balance as of January 31, 2014	$4,305,900	$4,540	—	$4,310,440

Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2014(2)	$2,768	$(539)	—	$2,229

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency

Notes to Schedule of Investments (unaudited) (continued)

mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Notes to Schedule of Investments (unaudited) (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of January 31, 2014, the Fund held written options with credit related contingent features which had a liability position of $135,813. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,465,677
Gross unrealized depreciation	(2,612,109)

Net unrealized appreciation	$8,853,568

Notes to Schedule of Investments (unaudited) (continued)

At January 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	5	6/16	$1,227,266	$1,230,562	$3,296
U.S. Treasury 2-Year Notes	1	3/14	220,300	220,203	(97)
U.S. Treasury 5-Year Notes	475	3/14	57,338,927	57,296,875	(42,052)
U.S. Treasury 10-Year Notes	71	3/14	8,797,465	8,928,250	130,785
U.S. Treasury Ultra Long-Term Bonds	103	3/14	13,450,764	13,760,156	309,392
U.S. Treasury Ultra Long-Term Bonds	126	3/14	17,471,449	18,120,375	648,926

Net unrealized gain on open futures contracts					$1,050,250

During the period ended January 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2013	—	—
Options written	337	$138,108
Options closed	—	—
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of January 31, 2014	337	$138,108

At January 31, 2014, the Fund held TBA securities with a total cost of $96,479,672.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2014.

		Futures Contracts
Primary Underlying Risk	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(135,813)	$1,092,399	$(42,149)	$914,437

During the period ended January 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$33,953
Futures contracts (to buy)	96,534,477
Futures contracts (to sell)†	6,848,492

†	At January 31, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	March 25, 2014